CONSULTING GROUP CAPITAL MARKETS

Large Capitalization Growth Fund Large Capitalization Value Equity Fund	Small Capitalization Growth Fund Small Capitalization Value Equity Fund

Supplement dated January 4, 2016 to the

Prospectus dated January 1, 2016

As previously disclosed to shareholders of the above-listed funds (the “Funds”) in a supplement dated November 13, 2015 to the prospectus dated January 1, 2015, the Funds are in the process of reorganizing, which is expected to be completed on or about February 8, 2016.

Under an Agreement and Plan of Reorganization (the “Plan”) that was approved by the Funds’ Board of Trustees, the Large Capitalization Value Equity Fund will be acquired by the Large Capitalization Growth Fund (which will be renamed “Large Cap Equity Fund”) and the Small Capitalization Value Equity Fund will be acquired by the Small Capitalization Growth Fund (which will be renamed “Small-Mid Cap Equity Fund”). The reorganizations were recommended by the Funds’ investment adviser, Consulting Group Advisory Services LLC (“CGAS”) in connection with an effort to optimize the Funds and eliminate overlapping products.

Under the terms of the Plan, each acquired Fund will transfer all of its assets to the corresponding acquiring Fund and each acquiring Fund will assume all of the liabilities of the corresponding acquired Fund. Subsequently, each acquired Fund will be liquidated and shareholders of each acquired Fund will become shareholders of the corresponding acquiring Fund. Shareholders of each acquired Fund will receive shares of the corresponding acquiring Fund that are equal in aggregate net asset value to the shares of the applicable Acquired Fund held immediately prior to the closing date.

The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the reorganization

Shareholders of the Funds are not required to approve the Plan. In the coming weeks, existing shareholders of the acquired Funds will receive an information statement describing in detail both the proposed reorganization and each acquiring Fund, and summarizing the Board’s considerations in approving the reorganization and Plan. A preliminary draft of this information statement was filed with the SEC on Form N-14 on December 9, 2015.

After the close of business on February 5, 2016, each acquired Fund will discontinue accepting orders for the purchase of acquired Fund shares or exchanges into the acquired Fund from other CGAS Funds; provided, however, that existing shareholders of an acquired Fund may continue to reinvest dividends and distributions, if any.

Until the effective time of the reorganization, acquired Fund shareholders may continue to redeem (sell) and/or exchange their shares of that Fund.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.